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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         JANUARY 12, 2001                       DECEMBER 29, 2000
         (Date of Report)             (Date of earliest event reported)


                          ALLIANCE PHARMACEUTICAL CORP.
             (Exact name of registrant as specified in its charter)


   NEW YORK                  000-12950                        14-1644018
(State or other       (Commission File Number)            (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)

    3040 SCIENCE PARK DRIVE, SAN DIEGO, CALIFORNIA                  92121
       (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:         (858) 410-5200

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 29, 2000, Alliance Pharmaceutical Corp. ("Alliance"), its wholly-owned subsidiary, Alliance Merger Subsidiary, Inc. ("Merger Sub") and Molecular Biosystems, Inc. ("MBI") completed the merger (the "Merger") of Merger Sub with and into MBI with MBI surviving the Merger as a wholly-owned subsidiary of Alliance. In connection with the Merger, stockholders of MBI received an aggregate of 770,000 shares of Alliance common stock in exchange for their shares of MBI's common stock pursuant to an exchange ratio of 0.041037 shares of Alliance common stock per share of MBI's common stock. The exchange ratio was determined by negotiation between the parties based on the closing price of Alliance's common stock on October 11, 2000 (the date of the Agreement and Plan of Merger between the parties) and the then current value of MBI's assets. A copy of the press release published by Alliance on January 3, 2001 is attached as Exhibit 99.1.

         Additional information (including a copy of the Agreement and Plan of Merger with respect to the Merger) required by Item 2 of Form 8-k was previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), in Alliance's Registration Statement on Form S-4, Registration No. 333-49676, and is incorporated herein by reference as if fully set forth herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

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
(a)   Financial Statements               Historical Financial Statements of MBI are attached
                                         to this report at Exhibit 99.1 and incorporated
                                         herein by reference.

(b)   Pro Forma Financial Statements     Pro forma financial statements of Alliance reflecting
                                         the effect of the Merger are attached to this
                                         report at Exhibit 99.2 and incorporated herein
                                         by reference.
(c)   Exhibits:

      Exhibit 23.1                       Consent of Arthur Andersen LLP, independent public accountants to MBI

      Exhibit 99.1                       Press Release dated January 3, 2001

      Exhibit 99.2                       Historical Financial Statements of MBI

      Exhibit 99.3                       Pro Forma Financial Statements of Alliance

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALLIANCE PHARMACEUTICAL CORP.
Dated:  January 12, 2001

                                             /s/  Lloyd A. Rowland
                                             ------------------------
                                             Lloyd A. Rowland
                                             Vice President and General Counsel

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                                  EXHIBIT INDEX

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

Number                           Description

  23.1                           Consent of Arthur Andersen LLP, independent public accountants to MBI

  99.1                           Press Release dated January 3, 2001

  99.2                           Historical Financial Statements of MBI

  99.3                           Pro Forma Financial Statements of Alliance
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